Federal Income Taxes	12 Months Ended
Dec. 31, 2025
Honeywell 401(k) Plan [Member]
Federal Income Taxes [Abstract]
Federal Income Taxes
9.	Federal Income Taxes

On June 7, 2016, the Plan received a favorable determination letter from the Internal Revenue Service indicating that the Plan satisfies the requirements of Section 401(a) of the Code and that the Plan qualifies as an Employee Stock Ownership Plan as defined in Section 4975(e)(7) of the Code. In December 2016, the IRS began publishing a Required Amendments List for individually designed plans to be amended for each item on the list, as applicable, to retain its tax-exempt status. Although the Plan has been amended since receiving the determination letter, the Plan Administrator Plan’s administrator and legal counsel believe that the Plan has been designed and is currently being operated in compliance with the applicable requirements of the Code. The Master Trust under the Plan is intended to be exempt under Section 501(a) of the Code. Accordingly, no provision for income taxes has been made.

U.S. GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the Internal Revenue Service. As of December 31, 2025 and 2024, the Company has analyzed the tax positions by the Plan and has concluded that there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions, however, there are currently no audits for any tax periods in progress.